Notes to the cash flow statements - Other disclosures for entities over which control ceased (Details) - Assets and liabilities over which control ceased - AUD ($) $ in Millions	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Details of the assets and liabilities over which control ceased
Cash proceeds received (net of transaction costs)	$ 311	$ 2,284
Expected receivable (completion settlement)/ deferred consideration		146
Total consideration	311	2,430
Gain/(loss) on disposal	$ 243	$ (823)